SUNAMERICA SERIES TRUST
Supplement to the Summary Prospectus Dated May 2, 2011
Effective January 10, 2012, for the Fundamental Growth Portfolio (the “Portfolio”), in the Portfolio Summary, in the Investment Adviser section, the disclosure regarding Michael C. Harris, is deleted and replaced by the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Michael T. Smith, CFA	2012	Portfolio Manager

Date:	January 13, 2012

Versions:	Combined Version 1, Combined Version 2 and Combined Version 3